Exhibit 28(q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DUPREE MUTUAL FUNDS, a Kentucky business trust (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 002-64233- and 811-02918) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHELLE M. DRAGOO, ALLEN E. GRIMES, III and MICHAEL V. WIBLE as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22nd day of October, 2019.

/s/ Elizabeth Knox C. van Nagell Pfister

Elizabeth Knox Caldwell van Nagell Pfister

Trustee

COMMONWEALTH OF KENTUCKY	)
	)	ss:
COUNTY OF FAYETTE	)

Before me, a Notary Public, in and for said county and state, personally appeared Ann Rosenstein Giles, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 22nd day of October, 2019.

/s/ Terry S. Moore

Notary Public

My commission expires: December 4, 2022

Exhibit 28(q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DUPREE MUTUAL FUNDS, a Kentucky business trust (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 002-64233- and 811-02918) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHELLE M. DRAGOO, ALLEN E. GRIMES, III and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of February, 2018.

/s/ Marc A. Mathews

Marc A. Mathews

Trustee

COMMONWEALTH OF KENTUCKY	)
	)	ss:
COUNTY OF FAYETTE	)

Before me, a Notary Public, in and for said county and state, personally appeared Marc A. Mathews, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 21st day of February, 2018.

/s/ Terry S. Moore

Notary Public

My commission expires: November 12, 2018

Exhibit 28(q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DUPREE MUTUAL FUNDS, a Kentucky business trust (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 002-64233- and 811-02918) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHELLE M. DRAGOO, ALLEN E. GRIMES, III and MICHAEL V. WIBLE as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 21st day of February, 2018.

/s/ Ann Rosenstein Giles

Ann Rosenstein Giles

Trustee

COMMONWEALTH OF KENTUCKY	)
	)	ss:
COUNTY OF FAYETTE	)

Before me, a Notary Public, in and for said county and state, personally appeared Ann Rosenstein Giles, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 21st day of February, 2018.

/s/ Terry S. Moore

Notary Public

My commission expires: November 12, 2018

Exhibit 28(q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DUPREE MUTUAL FUNDS, a Kentucky business trust (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 002-64233- and 811-02918) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHELLE M. DRAGOO, ALLEN E. GRIMES, III and MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 2018.

/s/ James C. Baughman, Jr.

James C. Baughman, Jr.

Trustee

COMMONWEALTH OF KENTUCKY	)
	)	ss:
COUNTY OF FAYETTE	)

Before me, a Notary Public, in and for said county and state, personally appeared James C. Baughman, Jr., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 2 day of February, 2018.

/s/ Kathryn Hyden

Notary Public

My commission expires: July 31, 2019